UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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☐	Soliciting Material Pursuant to §240.14a-12.

MEDICAL NUTRITION USA, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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MEDICAL NUTRITION USA, INC.
10 West Forest Avenue
Englewood, NJ 07631

NOTICE OF
2010 ANNUAL MEETING OF STOCKHOLDERS
AND PROXY STATEMENT

Dear Stockholders,

I am pleased to invite you to Medical Nutrition USA, Inc.’s 2010 Annual Meeting of Stockholders (the “Annual Meeting”). We will host the meeting at our corporate offices at 10 West Forest Avenue, Englewood, New Jersey 07631, on June 2, 2010 at 10:00 a.m. Eastern Time. In addition to covering the formal items on the agenda, we will review the major developments of the past year and answer your questions. As used herein, the term “we,” “our,” “us,” or “Company” refer to Medical Nutrition USA, Inc., a Delaware corporation, and its subsidiaries.

This booklet includes the agenda for this year’s Annual Meeting and the Proxy Statement (the “Proxy Statement”). The Proxy Statement explains the matters we will discuss at the Annual Meeting and provides general information about us.

We are pleased to be using the Securities and Exchange Commission (the “SEC”) rule that allows companies to furnish proxy materials to their stockholders primarily over the Internet. We believe that this process should expedite stockholders’ receipt of proxy materials, lower the costs of the Annual Meeting and help to conserve natural resources. On or about April 23, 2010, we mailed our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended January 31, 2010 (the “Annual Report”) and how to vote online. The Notice also included instructions on how to receive a paper copy of the proxy materials, including the notice of Annual Meeting, Proxy Statement, Annual Report and proxy card.

Whether or not you plan to attend the Annual Meeting, your vote is important and we encourage you to review our proxy materials and promptly cast your vote using the instructions provided in the Notice. You may vote your shares over the Internet or via a toll-free telephone number. Alternatively, if you requested or received a paper copy of the proxy materials by mail, you may sign, date and mail the proxy card in the envelope provided. Instructions regarding the methods of voting are contained in the Notice or proxy card. If you plan on attending the Annual Meeting and prefer to vote in person, you may still do so even if you have already returned your proxy.

IF YOU ARE A STOCKHOLDER OF RECORD (THAT IS, IF YOUR STOCK IS REGISTERED WITH US IN YOUR OWN NAME), YOU MAY VOTE BY FOLLOWING THE INSTRUCTIONS INCLUDED WITH THE NOTICE AND PROXY CARD. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE ANNUAL MEETING, YOU: (I) SHOULD PROVIDE VOTING INSTRUCTIONS TO YOUR BROKER, BANK OR OTHER NOMINEE; OR (II) IF YOU WISH TO VOTE IN PERSON, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

We look forward to seeing you at the Annual Meeting.

Sincerely,
/s/ F.A. Newman
Francis A. Newman Chairman and Chief Executive Officer
Englewood, New Jersey April 23, 2010

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MEDICAL NUTRITION USA, INC.
10 West Forest Avenue
Englewood, NJ 07631

NOTICE OF 2010 ANNUAL MEETING OF STOCKHOLDERS

Date:	June 2, 2010
Time:	10:00 a.m. Eastern Time
Place:	10 West Forest Avenue Englewood, NJ 07631

Dear Stockholders,

At our 2010 Annual Meeting, we will ask you to:

1.	Elect four (4) directors to serve on our Board of Directors (the “Board”) until our 2011 Annual Meeting of Stockholders or until their successors have been duly elected and qualified;

2.	Ratify our Audit Committee’s selection of Amper, Politziner & Mattia, LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2011; and

3.	Transact any other business that may be properly presented at the Annual Meeting.

The foregoing items of business are more fully described in the enclosed Proxy Statement.

All holders of outstanding shares of our stock, as of the close of business on April 15, 2010, are entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.

By order of the Board of Directors,

/s/ F.J. Kimmerling

Frank J. Kimmerling Vice President Finance, Chief Financial Officer
Englewood, New Jersey April 23, 2010

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE VOTE BY FOLLOWING THE INSTRUCTIONS INCLUDED WITH THE NOTICE AND PROXY CARD AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR A MAILED PROXY. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE ANNUAL MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE ANNUAL MEETING, YOU: (I) SHOULD PROVIDE VOTING INSTRUCTIONS TO YOUR BROKER, BANK OR OTHER NOMINEE; OR (II) IF YOU WISH TO VOTE IN PERSON, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

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MEDICAL NUTRITION USA, INC.
10 West Forest Avenue
Englewood, NJ 07631

PROXY STATEMENT
INFORMATION ABOUT THE 2010 ANNUAL MEETING AND VOTING

General

The enclosed proxy card has been sent to you by our Board, for use at the Annual Meeting to be held on June 2, 2010, at 10:00 a.m. Eastern Time, or at any adjournment or postponement of the Annual Meeting, for the purposes stated in this document. The Annual Meeting will be held at our corporate offices at 10 West Forest Avenue, Englewood, New Jersey 07631. This Proxy Statement summarizes the information you will need to know to vote in an informed manner.

Voting Rights, Outstanding Shares and Quorum

As permitted by the SEC rules, we are making this Proxy Statement and our Annual Report available to our stockholders primarily via the Internet, rather than mailing printed copies of these materials to each stockholder. We believe that this process should expedite stockholders’ receipt of proxy materials, lower the costs of the Annual Meeting and help to conserve natural resources. On or about April 23, 2010, we mailed to each stockholder (other than those who previously requested electronic or paper delivery) the Notice containing instructions on how to access and review the proxy materials, including our Proxy Statement and our Annual Report, on the Internet and how to access an electronic proxy card to vote on the Internet or by telephone. The Notice also contains instructions on how to receive a paper copy of the proxy materials. If you received a Notice by mail, you will not receive a printed copy of the proxy materials unless you request one. If you received a Notice by mail and would like to receive a printed copy of our proxy materials, please follow the instructions included in the Notice.

If you are a holder of record of our common stock at the close of business on April 15, 2010 (the “Record Date”), you are entitled to one vote for each share of our common stock you hold. We currently have twenty million (20,000,000) shares of common stock authorized for issuance, and as of the Record Date, there were fourteen million four hundred forty two thousand four hundred twenty five (14,442,425) shares of our common stock, par value $0.001 per share, issued and outstanding.

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares of stock entitled to vote are present at the Annual Meeting in person or by proxy. Your shares will be counted towards the quorum only if you submit a valid proxy card or vote at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. The inspectors of election we appoint will tabulate the votes cast in person or by proxy at the Annual Meeting. The inspectors of election will treat proxies marked “withhold” and/or “abstain” as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote by the inspectors of election with respect to that matter.

The inspectors of election will separately count “For” and “Against” votes, abstentions and broker non-votes. In voting with regard to the proposal to elect directors, stockholders may vote in favor of all the nominees, withhold their votes as to all nominees or withhold their votes as to a specific nominee. The vote required by Proposal 1 is governed by Delaware law and is a plurality of the votes cast by the holders of shares entitled to vote, provided a quorum is present. With respect to the election of directors, stockholders do not affirmatively vote “Against” directors. Instead, if a stockholder does not want to elect a particular director, the stockholder may simply withhold their “For” vote. Abstentions will be counted towards the vote total for each proposal, and will have the same effect as “Against” votes. Broker non-votes have no effect and will not be counted towards the vote total for any proposal.

If your broker holds your shares as your nominee (that is, in “street name”), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are typically proposals considered routine under the rules of the New York Stock Exchange on which a broker may vote shares held in street name in the absence of your voting instructions. Proposal 1 is considered a non-discretionary item and your broker will not be able to vote your shares with respect to Proposal 1 absent your voting instructions. Proposal 2 is considered discretionary and your broker may vote your shares with respect to Proposal 2 even if you do not provide voting instructions.

You may vote in one of the following ways:

●	attend the Annual Meeting and vote in person;

●	complete, sign, date and return the enclosed proxy card; or

●	online or via a toll-free telephone number, by following the instructions in the Notice.

We will announce preliminary voting results at the Annual Meeting and publish final voting results in our Current Report on Form 8-K to be filed within four (4) business days of the Annual Meeting.

Solicitation

We are making this proxy solicitation and will bear the entire cost of soliciting proxies, including preparing, assembling, printing and mailing the Notice, this Proxy Statement, the proxy card and any additional information furnished to stockholders. This cost is estimated to be approximately $15,000. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of our stock beneficially owned by others, to forward to such beneficial owners. We may reimburse persons representing beneficial owners of shares of our stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by our Board, officers or other employees. We will not pay our Board or employees any additional compensation for soliciting proxies. In addition, the Company has retained American Stock Transfer & Trust Co., its transfer agent, to assist in the solicitation of proxies. The Company will bear all reasonable solicitation fees and expenses of American Stock Transfer & Trust Co. Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to the beneficial owners of the Company’s common stock, and such persons may be reimbursed for their expenses.

For Shares Registered in the Name of a Broker or Bank

Most beneficial owners whose stock is held in street name receive instructions for voting their shares from their bank, broker or other agent, rather than from our proxy card.

Revocability of Proxies

Once you have submitted your proxy, you may revoke it at any time before we exercise it at the Annual Meeting. You may revoke your proxy by any one of the following three ways:

●	you may submit another proxy marked with a later date;

●	you may notify our Secretary in writing that you wish to revoke your proxy before the Annual Meeting takes place; or

●	you may vote in person at the Annual Meeting. Please note that attendance at the Annual Meeting will not, by itself, revoke a proxy.

PROPOSAL 1

ELECTION OF DIRECTORS

Description of our Current Board

The Company’s Bylaws provide that the Board will consist of seven (7) directors. The Board currently consists of four (4) members, with three (3) vacancies. The Board currently has no current plans to change its size.

The term of office of our four (4) current directors expires at this Annual Meeting and the nominees are subject to a vote as proposed below. The current members of our Board are listed in the table below.

NAME OF DIRECTOR	AGE	DIRECTOR SINCE
Francis Newman	61	November 2002
Andrew Horowitz	48	September 2002
Mark Rosenberg	48	March 2004
Bernard Korman	78	September 2004

Nominees for Election as Directors

Each of our current four (4) directors has been nominated by our Nominating Committee for re-election as a director at the Annual Meeting. Each director elected at the Annual Meeting will serve for a term expiring at the Company’s 2011 Annual Meeting or when his successor has been duly elected and qualified. The Board has no reason to believe that any nominee will refuse or be unable to accept election; however, in the event that any nominee is unable to accept election or if any other unforeseen contingencies should arise, each proxy that does not direct otherwise will be voted for the remaining nominees, if any, and for such other person(s) as may be designated by the Board. There are no family relationships among any of the current directors, the nominees for directors or executive officers of the Company, other than as described below under the heading “Management” with respect to Arnold Gans, the Company’s Chief Scientific Officer and Myra Gans, the Company’s Executive Vice President.

Below is information with respect to each nominee for election.

Francis Newman

Mr. Newman has been a director since November 2002, Chief Executive Officer of the Company since March 2003, and Chairman since July 2003. From 2001 to 2003, Mr. Newman was a private investor and advisor to health care and pharmaceutical companies. From 2000 to 2001, Mr. Newman was President and CEO of more.com, an internet pharmacy company. From 1993 to 2000, Mr. Newman was President and CEO and from 1997 until 2000, Chairman, President and CEO of Eckerd Corporation, one of the largest drug store chains in the United States. From 1986 until 1993, Mr. Newman was President and CEO of F&M Distributors, Inc., a drug store chain. Mr. Newman is a director of Jabil Circuit, Inc. and JoAnn Stores, Inc. Mr. Newman has served on the board of the National Association of Chain Drug Stores since 1993, including as its Chairman (1999-2000). Mr. Newman is a member of the University of Michigan, School of Pharmacy Board of Advisors and Chair of the Board of Trustees of Sidwell Friends School, Washington DC. “Mr. Newman’s broad experience as our Chief Executive Officer and as architect of the current strategy for growing the Company, as well as his expertise in the area of health care, consumer products and pharmacology, led to the conclusion he should serve as a director of the Company. “Mr. Newman is not “independent” pursuant to the definition contained in Rule 5605(a)(2) of the NASDAQ Marketplace Rules because Mr. Newman is currently employed as our CEO.

Andrew Horowitz, J.D.

        Mr. Horowitz has been a Director since September 2002. Mr. Horowitz’s most recent ventures were Partners Healthcare, a leading institutional pharmacy company that he started in 1998, and Care Alternatives, a hospice service provider, that he acquired in 2000. Upon graduation from Emory Law School, Mr. Horowitz joined the New Jersey law firm of Norris, McLaughlin & Marcus in the practice of business and tax law. Mr. Horowitz has been in healthcare since succeeding his father in the management of Scotchwood Pharmacy, a successful pharmacy business his dad started 35 years earlier. In 1995, Scotchwood was acquired by The Multicare Companies, a nursing home company traded on the NYSE. Pursuant to that acquisition, Mr. Horowitz became Director of Multicare’s pharmacy operations and in 1996 became a senior officer at Multicare, responsible for all ancillary businesses, including homecare, portable diagnostics and medical supply. Upon Multicare’s acquisition by Genesis Health Ventures in 1997, he left to develop Partners. In 2003, Partners, Care Alternatives and Solutions Healthcare, a JCAHO accredited infusion-therapy business also owned by Mr. Horowitz, were sold to investors as part of a like-kind roll-up, and Mr. Horowitz left the Company in May 2005. Mr.. Horowitz currently serves as Founder and Chairman of Enclara Health, an End of Life Healthcare services company, headquartered in West Deptford, NJ. Mr. Horowitz’s diverse experience in matters of law and pharmacology as well as his experience in finance, strategic planning and business development, led to the conclusion he should serve as a director of the Company.”Mr. Horowitz is “independent” pursuant to the definition contained in Rule 5605(a)(2) of the NASDAQ Marketplace Rules.

Mark Rosenberg

Mr. Rosenberg has been a director since March 2004. Since 2002, Mr. Rosenberg has been a Principal at MHR Fund Management LLC. Previously, Mr. Rosenberg was Vice President with CRT Capital Group LLC in Greenwich, CT, where he was a Research Analyst of distressed high yield and convertible debt covering the healthcare industry, among others. Mr. Rosenberg is the former President of Rosemark Management, Inc. Mr. Rosenberg serves on the Board of Ben Arnold Beverage Company of South Carolina, L.P., Columbia, SC. Mr. Rosenberg graduated from the Wharton School, University of Pennsylvania and holds a Bachelors of Science in Economics, 1984. Mr. Rosenberg’s extensive background and broad experience in capital markets, and his expertise in current conditions and trends in corporate finance and structured investments, led to the conclusion he should serve as a director of the Company.” Mr. Rosenberg is “independent” pursuant to the definition contained in Rule 5605(a)(2) of the NASDAQ Marketplace Rules.

Bernard Korman, J.D.

Mr. Korman has been a director since September 2004. Mr. Korman is Chairman of Philadelphia Health Care Trust, a Foundation dedicated to supporting healthcare delivery, research and education. After practicing law in Philadelphia for 13 years, in 1968 he founded and was Chairman, President and CEO of American Medicorp, Inc. (NYSE), one of the first public hospital management companies in the United States. From 1977 until 1995, Mr. Korman served as President and CEO of MEDIQ Incorporated (AMEX), a healthcare services company, and Chairman of PCI Services, Inc. (NASDAQ), a pharmaceutical packaging services company (1983-1996). Mr. Korman presently serves as a Director of The New America High Income Fund, Inc. (NYSE) and Omega Healthcare Investors, Inc. (NYSE). Mr. Korman’s extensive background and broad experience in health care, matters of law and capital markets, led to the conclusion he should serve as a director of the Company.” Mr. Korman is “independent” pursuant to the definition contained in Rule 5605(a)(2) of the NASDAQ Marketplace Rules.

OUR BOARD RECOMMENDS A VOTE IN FAVOR OF EACH OF THE NOMINEES NAMED ABOVE

CORPORATE GOVERNANCE

Board Meetings

During the fiscal year ended January 31, 2010, our Board held six (6) meetings. During the 2010 fiscal year, no director attended fewer than seventy five percent (75%) of the number of meetings of our Board held during the period he served on our Board.

Board Committees

Our Board has three (3) committees: an Audit Committee (the “Audit Committee”), a Compensation Committee (the “Compensation Committee”) and a Nominating and Governance Committee (the “Nominating Committee”). Below is a description of each committee. Each of the committees has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities.

Audit Committee

Our Board established an Audit Committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and adopted an Audit Committee Charter on January 14, 2003. A copy of our Audit Committee Charter is available online at our website at www.mdnu.com, under the heading “Investor Relations / Corporate Governance.” The Audit Committee advises and makes recommendations to the Board concerning our internal controls, our independent auditors and other matters relating to our financial activities and reporting.

The Audit Committee is comprised of a total of three (3) directors: Bernard Korman (Chairman), Andrew Horowitz and Mark Rosenberg. Our Board has determined that Mr. Korman is qualified to serve as our Audit Committee financial expert as defined in the applicable regulations of the SEC. Each member of the Audit Committee meets the independence requirements of the NASDAQ Marketplace Rules.

The Audit Committee held four (4) meetings during the 2010 fiscal year. During the 2010 fiscal year, no Audit Committee member attended fewer than seventy five percent (75%) of the number of meetings of the Audit Committee held during the period he served on the Audit Committee.

Compensation Committee

Our Board established a Compensation Committee and adopted a Compensation Committee Charter on April 15, 2009. A copy of our Compensation Committee Charter is available online at our website at www.mdnu.com, under the heading “Investor Relations / Corporate Governance.” The Compensation Committee is comprised of three (3) directors: Andrew Horowitz (Chairman), Bernard Korman and Mark Rosenberg. Each member of the Compensation Committee meets the independence requirements of the NASDAQ Marketplace Rules.

The Compensation Committee advises and makes recommendations to the Board concerning the compensation of officers and senior management. The Compensation Committee performs its duties by reviewing and approving corporate goals and objectives relevant to the compensation of our officers and senior management. The Compensation Committee then evaluates the performances of our officers and senior management based on the goals and objectives that the Compensation Committee has set for each individual and then uses such evaluations in making its compensation recommendations to our Board. Pursuant to the Compensation Committee Charter, the Compensation Committee may delegate its responsibilities to such subcommittees or individuals as the Compensation Committee deems appropriate in its discretion

The Compensation Committee held six (6) meetings during the 2010 fiscal year. During the 2010 fiscal year, no Compensation Committee member attended fewer than seventy five percent (75%) of the number of meetings of the Compensation Committee held during the period he served on the Compensation Committee.

Nominating Committee

Our Board established a Nominating Committee and adopted a Nominating Committee Charter on February 25, 2004. A copy of our Nominating Committee Charter is available online at our website at www.mdnu.com, under the heading “Investor Relations / Corporate Governance.” The Nominating Committee is comprised of three (3) directors: Mark Rosenberg (Chairman), Andrew Horowitz and Bernard Korman. Each member of the Nominating Committee meets the independence requirements of the NASDAQ Marketplace Rules.

The Nominating Committee’s duties include developing and maintaining a current list of the functional needs and qualifications of members of the Board, evaluating and recommending whether a member of the Board meets the criteria to qualify as an “independent” director under the NASDAQ Marketplace Rules, to interview, evaluate, nominate and recommend individuals for membership on the Board as required and to evaluate the effectiveness of the meetings of the Board, including agendas, meeting materials, meeting structure and organization, schedule of meetings and minutes. The Nominating Committee also prepares, recommends and establishes Board policies for corporate governance and planning.

The Nominating Committee’s purpose is to periodically report to the Board regarding corporate governance matters, including making recommendations of qualified nominees for election to the Board. The Nominating Committee identifies director candidates through recommendations made by members of the Board, management, stockholders and others, or an executive search firm. At a minimum, a director nominee should have significant management or leadership experience which is relevant to the Company’s business, as well as professional and personal integrity. Recommendations are developed based on the nominee’s own knowledge and experience in a variety of fields, and research conducted by the Company’s staff at the Nominating Committee’s direction. Additionally, while the Nominating Committee does not have a formal policy relating specifically to the consideration of diversity in making recommendations of qualified nominees for election to the Board, the Nominating Committee considers a variety of factors, including diversity of viewpoints, in making recommendations of such qualified nominees.

The Nominating Committee held three (3) meetings during the 2010 fiscal year. During the 2010 fiscal year, no Compensation Committee member attended fewer than seventy five percent (75%) of the number of meetings of the Compensation Committee held during the period he served on the Compensation Committee.

Nominations for the election of directors may be made by the Board, by the Nominating Committee appointed by the Board or by stockholders of the Company. Any stockholder nominating director candidate(s) for election at a meeting of the stockholders must: (i) be a stockholder of record of the Company at the time of the giving of the notice of the Annual Meeting and at the time of the Annual Meeting; (ii) be entitled to vote at the Annual Meeting for the election of directors; and (iii) give timely written notice of the nomination to the Secretary.

A stockholder’s notice nominating a director candidate must be received by the Secretary at the principal offices of the Company not later than the close of business on the twentieth (20th) calendar day, and not earlier than the opening of business on the thirtieth (30th) calendar day, prior to the meeting. A stockholder’s notice must set forth all of the information about each director candidate required to be disclosed in a proxy statement complying with the rules of the SEC used in connection with the solicitation of proxies for the election of the director candidate as a director. If the officer presiding at the meeting determines that one or more of the director candidates has not been nominated in accordance with these procedures, he or she will so declare at the meeting, and the director candidates will not be considered or voted upon at the meeting.

Communications with the Board of Directors

Stockholders who wish to communicate with members of the Board may send correspondence to them in care of Medical Nutrition USA, Inc., Corporate Secretary, 10 West Forest Avenue, Englewood, New Jersey 07631. The Secretary will forward all communications received to the Board not later than the next regularly scheduled Board meeting.

Code of Ethics

The Company has adopted a code of ethics that applies to our directors and executive officers, including our principal executive officer, principal financial officer and controller (the “Code of Ethics”). The Code of Ethics can be found on the Company’s website www.mdnu.com under the heading “Investor Relations / Corporate Governance.”

Attendance of Directors at Annual Meetings of Stockholders

The Company does not have a requirement with regard to board members’ attendance at the Annual Meeting. However, we encourage each of our directors to attend each annual meeting of stockholders. All of our current directors who were directors as of the 2009 Annual Meeting of Stockholders (the “2009 Annual Meeting”) attended the 2009 Annual Meeting.

Board Leadership Structure and Role in Risk Oversight

Currently, Mr. Newman serves as the Company’s CEO and as the Chairman of our Board. The Board does not have a policy on whether or not the roles of CEO and Chairman should be separate. Instead, the Company’s by-laws provide that the Company’s Board has the authority to choose its Chairman in any way it deems best for the Company at any given point in time. Accordingly, the Board reserves the right to vest the responsibilities of the CEO and Chairman in the same person or in two different individuals depending on what it believes is in the best interest of our Company. The Board believes that there is no single Board leadership structure that would be most effective in all circumstances and therefore retains the authority to modify this structure to best address our Company’s and Board’s then current circumstances as and when appropriate.

The Board and, in particular, the Company’s Audit Committee are involved on an ongoing basis in the general oversight of our material identified enterprise-related risks. Each of the Company’s CEO, CFO and general counsel, with input as appropriate from other appropriate management members, report and provide relevant information directly to either the Board and/or the Audit Committee on various types of identified material financial, reputational, legal, environmental and business risks to which the Company is or may be subject, as well as mitigation strategies for certain key identified material risks. The Board’s and Audit Committee’s roles in the Company’s risk oversight process have not affected the Board leadership structure.”

MANAGEMENT

The following sets forth the names, ages and positions of the Company’s executive officers as of April 15, 2010:

NAME	POSITION	AGE
Francis Newman	Chairman, Chief Executive Officer and Director	61
Frank Kimmerling	Vice President – Finance, Chief Financial Officer, Treasurer	41
Jeffrey Janco	Senior Vice President/Operations, Chief Operations Officer	53
Arnold Gans	Chief Scientific Officer	75
Myra Gans	Executive Vice President	72
Robert Mathias	Vice President Sales and Marketing	56

Background

Francis Newman

See “ELECTION OF DIRECTORS – Nominees for Election as Directors” for additional biographical information on Mr. Newman.

Frank Kimmerling

Mr. Kimmerling has served as our Vice President Finance, Chief Financial Officer and Treasurer since November 11, 2008. Mr. Kimmerling was most recently Chief Financial Officer of Lamina Lighting, a global high tech manufacturing company focused on LED technology from August 2007 through August 2008. Mr. Kimmerling previously served as Senior Manager and a Chief Financial Officer for Geller and Company’s Emerging Business Group from March, 2004, through August, 2007 where he provided outsourced finance and accounting services to a range of businesses, serving as Chief Financial Officer for each of his clients. Prior to that, Mr. Kimmerling served as a Divisional CFO for the BISYS Group Inc. (NYSE), a financial services company from April 2002 through December 2003. Mr. Kimmerling is a Magna Cum Laude graduate of Ball State University where he received a BS in accounting, and is also a CPA.

Jeffrey Janco

Mr. Janco has been the Senior Vice President and Chief Operations Officer since February 2007. Mr. Janco previously served as the Company’s Senior Vice President of Operations since 2006 and Vice President of Operations since 1989. His responsibilities include office administration, supply chain management, inside sales/customer service, human resources, information technology and logistics. He earned his Bachelor of Business Administration degree from the University of Miami.

Arnold Gans

Mr. Gans has been Chief Scientific Officer since February 2007. Mr. Gans previously served as President from the founding of the Company’s predecessor in 1981 until 2007. Mr. Gans was previously President of Control Drug, Inc. a manufacturer of nutritional protein supplements. Mr. Gans has served on the Board of Holy Name Hospital in Teaneck, New Jersey. Mr. Gans serves on the Alumni Board of Columbia University’s School of Public Health and was Chairman of the Alumni Federation Scholarship Aid Committee. Mr. Gans is married to Myra Gans, the Company’s Executive Vice President.

Myra Gans

Ms. Gans has been Executive Vice President since 1982 and was Secretary from 1990 to December 2006. Ms. Gans has over 25 years of experience working with clinicians and hospitals to integrate the Company’s products and programs. Ms. Gans initiates and manages customer agreements and distribution contracts for branded products as well as federal, state and county bids. She is responsible for marketing and advertising for branded products. Ms. Gans also develops the marketing and business plans for all new products. She attended Cornell University and Finch College and holds a Bachelor of Arts degree in English Literature. Ms. Gans is married to Arnold Gans, the Company’s Chief Scientific Officer.

Bob Mathias

Mr. Mathias joined Medical Nutrition’s management team as Vice President of Sales and Marketing effective April 13, 2009. From 2006 to 2009, Mr. Mathias was Vice President Marketing and Business Development for Alimentary Health Inc., a development stage Biotechnology company. From 2004 to 2006, Mr. Mathias served as Director of Marketing for Novartis Medical Nutrition (a Novartis Consumer Health company), a $1 billion global manufacturer and marketer of consumer and medical nutritional products. Prior to that, from 1986 to 2004 Mr. Mathias served in various sales and management capacities for Mead Johnson Nutritionals (a Bristol-Meyers Squibb company). Mr. Mathias earned his Bachelor of Commerce / Business Administration from Concordia University in Montreal, Canada.

PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Audit Committee of the Board has selected Amper, Politziner & Mattia, LLP. (“Amper”) as our independent registered public accounting firm for the fiscal year ending January 31, 2011, and has requested management to ask for stockholder ratification of such selection at the Annual Meeting. Amper has audited our financial statements for the fiscal year ended January 31, 2010. Representatives of Amper are expected to be at the Annual Meeting to answer any questions and make a statement should they be asked to do so.

Although our bylaws do not require stockholders to approve our independent registered public accounting firm, the Audit Committee would like our stockholders’ opinion as a matter of good corporate practice. If the stockholders vote against Amper, the Audit Committee will reconsider whether to keep the firm. However, even if the stockholders ratify the selection, the Audit Committee may choose to appoint a different independent accounting firm at any time during the year if it believes that a change would be in the best interests of our stockholders and our Company.

We require the affirmative vote of the holders of a majority of the outstanding shares of stock present in person or represented by proxy and entitled to vote at the Annual Meeting to ratify the selection of Amper. Abstentions will be counted toward the tabulation of votes cast on proposals presented to our stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

Principal Accountant Fees and Services

Aggregate fees billed by Amper for audit services for the fiscal years ended January 31, 2009 and January 31, 2010, and for other professional services billed in the most recent two fiscal years, were as follows:

	Fees billed by for	Fees billed by for
Type of Service	the year ended January 31, 2009	the year ended January 31, 2010

Audit Fees	$114,000	$114,000
Audit-Related Fees	$0	$663
Tax Fees (1)	$24,025	$28,785
All Other Fees (2)	$23,820	$17,165
Total	$161,845	$160,612

(1) [For fiscal year ended January 31, 2010 tax fees represent $28,785 paid to Eichen & DeMeglio P.C. . For fiscal year ended January 31, 2009, tax fees represents $24,025 paid to Eichen & DeMeglio P.C..

(2) All other fees include additional SEC filings, Sarbanes-Oxley preparation costs and miscellaneous items. For the fiscal year ended January 31, 2010 $12,115 was paid to Accume Partners, $4,650 to Amper Politziner & Mattia, LLP AND $400 to the Public Accounting Oversight Board. For fiscal year ended January 31, 2009, $10,320 was paid to Accume Partners and $500 to the Public Accounting Oversight Board.

It has historically been the practice of the Company that all audit fees are approved by the Audit Committee. In compliance with the rules adopted by the SEC in order to implement the requirements of the Sarbanes-Oxley Act of 2002, our Audit Committee has adopted pre-approval policies and procedures, which policies and procedures are discussed below.

Our Audit Committee has considered whether the provision of services other than those described above under the heading “Audit Fees” are compatible with maintaining the independence of our principal accountants, and concluded that they are compatible.

Pre-Approval Policies

Our Audit Committee has adopted pre-approval policies and procedures pursuant to which audit and permissible non-audit services may be pre-approved by category of service. The fees are budgeted, and actual fees versus the budget are monitored throughout the year. During the year, circumstances may arise when it may become necessary to engage the independent auditor for additional services not contemplated in the original pre-approval. In those instances, for any fees for services above $5,000, we will obtain the specific pre-approval of the Audit Committee before engaging the independent auditor for such services. The policies require the Audit Committee to be informed of each service, and the policies do not include any delegation of the Audit Committee’s responsibilities to management. The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. None of the hours expended on services provided by Amper were attributable to persons other than Amper’s full-time, permanent employees.

OUR BOARD RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 2

AUDIT COMMITTEE REPORT (1)

The Audit Committee oversees our financial reporting process on behalf of our Board. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in our Annual Report on Form 10-K for the fiscal year ended January 31, 2010 with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Audit Committee reviewed with our independent auditors, Amper, who are responsible for expressing an opinion on the conformity of our audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of our accounting principles and any other matters as are required to be discussed with the Audit Committee under generally accepted auditing principles. The Audit Committee also discussed with our independent auditors the matters required by the Statement on Auditing Standards No. 61, as amended, and as adopted by the Public Company Accounting Oversight Board in Rule 3200T. In addition, the Audit Committee has discussed with the independent auditors the auditors’ independence from management and us, including the matters in the written disclosures required by the Independence Standards Board. The Audit Committee received from Amper written disclosure and the letter regarding the independence of Amper as required by Independence Standards Board Standard No. 1, and as adopted by the Public Company Accounting Oversight Board in Rule 3600T, and has discussed Amper’s independence with Amper.

The Audit Committee discussed with our independent auditors the overall scope and plans for their audit. The Audit Committee met with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of our internal controls, and the overall quality of our financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended January 31, 2010 for filing with the SEC. The Audit Committee and our Board have also recommended, subject to stockholder approval, the selection of Amper as our independent auditors.

The Audit Committee of our Board

Bernard Korman (Chairman) Andrew Horowitz Mark Rosenberg

(1) This Section is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any of our filings under the Securities Act of 1933, as amended, or the Exchange Act.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of April 15, 2010, we had a total of fourteen million four hundred forty two thousand four hundred twenty five (14,442,425) shares of common stock, issued and outstanding. The following table sets forth, as of April 15, 2010, the stock ownership of each of our Named Executive Officers (as defined below), each of our directors, all of our Named Executive Officers and directors as a group and each person known by us to be a beneficial owner of 5% or more of our common stock. Under the rules of the SEC, a person (or group of persons) is deemed to be a “beneficial owner” of a security if he or she, directly or indirectly, has or shares the power to vote or to direct the voting of such security, or the power to dispose of or to direct the disposition of such security. Accordingly, more than one person may be deemed to be a beneficial owner of the same security. A person is also deemed to be a beneficial owner of any security which that person has the right to acquire within sixty (60) days, such as warrants or options to purchase shares of our common stock. Unless otherwise noted, each person listed below is the sole beneficial owner of the shares and has sole investment and voting power of such shares.

Title of Class	Name and address of Beneficial Owner(1)	Shares Beneficially Owned(2)		Percentage Beneficially Owned
	Executive Officers and Directors:
Common	Francis Newman, Chief Executive Officer, Chairman, Director	2,470,799	(3)	16.4%
Common	Bernard Korman, Director	350,278	(4)	2.4%
Common	Andrew Horowitz, Director	328,348	(5)	2.3%
Common	Mark Rosenberg, Director	111,933	(6)	*
Common	Arnold Gans, Chief Scientific Officer	1,342,927	(7)	8.7%
Common	Myra Gans, Executive Vice President	1,342,927	(8)	8.7%
Common	Jeffrey Janco, Senior Vice President, Chief Operations Officer	391,176	(9)	2.7%
Common	All directors and executive officers as a group (7 persons)	4,995,460	(10)	30.1%
	5% Stockholders:
Common	Richard Ullman,	2,886,662	(11)	20.0%
	1200 Route 46 West, Clifton, New Jersey 07013
Common	Mark Rachesky,	2,882,233	(12)	20.0%
	40 West 57th Street, New York, New York 10019

*	Less than 1%

(1)	Except as otherwise noted, the address for each person is c/o Medical Nutrition USA, Inc., 10 West Forest Avenue, Englewood, New Jersey 07631.

(2)
Unless otherwise noted, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock listed as beneficially owned by them. A person is deemed to be the beneficial holder of securities that can be acquired by such person within sixty (60) days of April 15, 2010. Each beneficial holder’s percentage ownership is determined by including shares underlying options, warrants or convertible securities which are exercisable or convertible by such person currently or within sixty (60) days of April 15, 2010, and excluding shares underlying options, warrants or convertible securities held by any other person.

(3)
Consists of (a) 1,858,799 shares of common stock, and (b) 612,000 shares of common stock issuable upon the exercise of options that are exercisable within sixty (60) days of April 15, 2010 held by Mr. Newman.

(4)
Consists of (a) 258,278 shares of common stock, and (b) 92,000 shares of common stock issuable upon the exercise of options that are exercisable within sixty (60) days of April 15, 2010 held by Mr. Korman.

(5)
Consists of (a) 224,348 shares of common stock, and (b) 104,000 shares of common stock issuable upon the exercise of options that are exercisable within sixty (60) days of April 15, 2010 held by Mr. Horowitz.

(6)
Consists of (a) 14,932 shares of common stock, and (b) 97,000 shares of common stock issuable upon the exercise of options that are exercisable within sixty (60) days of April 15, 2010 held by Mr. Rosenberg.

(7)
Consists of (a) 401,927 shares of common stock jointly owned with Myra Gans, (b) 520,500 shares of common stock issuable upon the exercise of options that are exercisable within sixty (60) days of April 15, 2010 held directly by Mr. Gans and jointly owned with Ms. Gans, and (c) 420,500 shares of common stock issuable upon the exercise of options that are exercisable within sixty (60) days of April 15, 2010 held directly by Ms. Gans and jointly owned with Mr. Gans.

(8)
Consists of (a) 401,927 shares of common stock jointly owned with Arnold Gans, (b) 420,500 shares of common stock issuable upon the exercise of options that are exercisable within sixty (60) days of April 15, 2010 held directly by Ms. Gans and jointly owned with Mr. Gans, and (c) 520,500 shares of common stock issuable upon the exercise of options that are exercisable within sixty (60) days of April 15, 2010 held directly by Mr. Gans and jointly owned with Ms. Gans.

(9)
Consists of (a) 91,176 shares of common stock, and (b) 300,000 shares of common stock issuable upon the exercise of options that are exercisable within sixty (60) days of April 15, 2010 held by Mr. Janco.

(10)
Includes (a) 2,849,460 shares of common stock and (b) 2,146,000 shares of common stock issuable upon the exercise of options that are exercisable within sixty (60) days of April 15, 2010 held by our directors and executive officers as a group.

(11)	Mr. Ullman is a limited partner of the Ullman Family Partnership LP. Ownership consists of shares of common stock beneficially owned on behalf of the Ullman Family Partnership LP.

(12)
Based on the statement on Schedule 13D/A filed with the Securities and Exchange Commission on February 26, 2008 which reported on the behalf of Mark H. Rachesky, MD and various other entities. Dr. Rachesky is the managing member of MHR Capital Partners Master Account LP, MHR Advisors LLC and MHR Fund Management LLC. These funds have sole voting power over 1,986,133 shares. Dr. Rachesky owns directly and has sole voting power over 896,100 shares. Dr. Rachesky is the brother-in-law of Francis A. Newman.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act, requires our directors, executive officers and holders of more than ten percent (10%) of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and our other equity securities. Directors, executive officers and greater than ten percent (10%) stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) reports they file. Based solely on our review of the copies of such forms that we received, we believe that all reporting requirements under Section 16(a) for the fiscal year ended January 31, 2010 were met in a timely manner by our directors, executive officers and greater than ten percent (10%) beneficial owners.

EXECUTIVE COMPENSATION

Compensation of Executive Officers

Set forth below is information regarding compensation earned by, paid or awarded to the following executive officers during the fiscal year ended January 31, 2010: (i) Francis Newman, our Chairman and Chief Executive Officer; (ii) Arnold Gans, our Chief Scientific Officer; and (iii) Jeffrey Janco our Senior Vice President – Operations & Chief Operations Officer. Mr. Gans and Mr. Janco represent our two (2) most highly-compensated executive officers whose total compensation exceeded $100,000, other than Mr. Newman, who were serving as executive officers at January 31, 2010. The identification of such named executive officers is determined based on the individual’s total compensation for the fiscal year ended January 31, 2010, as reported below in the Summary Compensation Table, other than amounts reported as above-market earnings on deferred compensation and the actuarial increase in pension benefit accruals. We refer to these executives collectively as the “Named Executive Officers.”

The following table sets forth for our Named Executive Officers: (i) the dollar value of base salary earned during the fiscal year ended January 31, 2010; (ii) the dollar value of cash bonuses granted during the fiscal year ended January 31, 2010; (iii) option and stock awards granted during the fiscal year ended January 31, 2010; (iv) all other compensation for the fiscal year ended January 31, 2010; and (v) the dollar value of total compensation for the fiscal year ended January 31, 2010.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($) (1)	Stock Awards ($) (2)(4)	Option Awards ($) (3)(4)	All Other Compensation ($) (5)	Total ($)

Francis Newman (6)	2010	$207,321	$166,720	$112,427	$0	$29,774	$516,242
Chief Executive Officer	2009	$198,680	$55,390	$107,850	$63,605	$25,947	$451,472
and Chairman

Arnold Gans	2010	$176,272	$100,236	$84,779	$0	$20,235	$381,522
Chief Scientific Officer	2009	$169,600	$55,387	$82,411	$53,004	$19,984	$380,386

Jeffrey Janco	2010	$155,358	$73,565	$78,699	$0	$11,246	$318,868
Senior Vice President and Chief Operations Officer	2009	$142,767	$31,257	$75,495	$31,803	$11,711	$293,032

(1)
For fiscal 2010, “Bonus” consists of the following: (i) Mr. Newman received $132,387 in performance based bonus and $34,333 in a cash retention bonus; (ii) Mr. Gans received $76,236 in performance based bonus and $24.000 is a cash retention bonus; and Mr. Janco received $49,565 in performance based bonus and $24,000 in a cash retention bonus. For fiscal 2009, “Bonus” consisted only of performance based bonuses. During fiscals 2009 & 2010, each of the Named Executive Officers received the following cash retention awards: Mr. Newman $103,000 each year; Mr. Gans $72,000 each year; and Mr. Janco $72,000 each year. These awards vest in equal installments over a three year period from the date of the award. As of 1/31/10, the following amounts remained unvested: (i) Mr. Newman $171,667; Mr. Gans $120,000; and Mr. Janco $120,000.

(2)
Restricted stock awards granted include all compensation cost recognized in the financial statements in accordance with Financial Accounting Standard Board Accounting Standards Codification Topic 718, “Stock Compensation” (“ASC Topic 718”). For fiscal year 2010, each of these Named Executive Officers received the following grants: Francis Newman 25,000; Arnold Gans 17,500; Jeffrey Janco 17,500.

(3)
Stock option awards granted include all compensation cost recognized in the financial statements in the applicable fiscal year in accordance with ASC Topic 718. For fiscal year 2010, no options were actually granted to any of the executive officers.

(4)
For a discussion of the assumptions we made in valuing the stock and option awards, see “Note 2 – Significant Accounting Policies – Stock-Based Compensation” and “Note 9– Stockholders’ Equity” in the notes to our consolidated financial statements contained in the accompanying 2010 Annual Report.

(5)
For fiscal 2010, “All Other Compensation” consists of the following: (i) Mr. Newman received $21,500 in a travel allowance which was paid in monthly installments and a 401(k) match of $8,274; and (ii) Mr. Gans received $13,200 in a travel allowance which was paid in monthly installments and a 401(k) match of $7,035, and (iii) Mr. Janco received $6,000 in a travel allowance which was paid in monthly installments and a 401(k) match of $5,246. For fiscal 2009, “All Other Compensation” consists of the following: (i) Mr. Newman received $18,000 in a travel allowance which was paid in monthly installments and a 401(k) match of $7,947; (ii) Mr. Gans received $13,200 in a travel allowance which was paid in monthly installments and a 401(k) match of $6,784; and (iii) Mr. Janco received $6,000 in a travel allowance which was paid in monthly installments and a 401(k) match of $5,711.

(6)	Mr. Newman is not compensated by us in his capacity as a director.

Employment Agreements

Frank Newman

In April 2006, the Company entered into an employment agreement with Mr. Newman pursuant to which he serves as the Company’s Chief Executive Officer. The agreement provides for an initial base salary of $185,000 per year. In addition, the base salary may be increased annually, at the discretion of the Board. Mr. Newman is eligible to receive an annual bonus in an amount up to 100% of his then-current base salary (payable 50% in cash and 50% in restricted stock or stock options) if the Company achieves certain agreed upon targets. The agreement automatically renews each year, unless earlier terminated in accordance with its terms. If Mr. Newman’s employment is terminated by the Company without cause, by Mr. Newman for good reason or in connection with a change in control, he will be entitled to receive (i) any amounts earned, accrued or owing under the agreement, but not yet paid; (ii) a lump sum severance payment in an aggregate amount equal to the sum of one (1) times his then-current annual base salary; and (iii) a continuation of all benefits for which he is eligible to participate as of the termination date in a fashion which is similar to those which he is receiving immediately prior to the termination date for a period of one year after such termination. Additionally, in such circumstances all unvested stock options or restricted stock held by Mr. Newman will become immediately 100% vested, and any restrictions on restricted stock held by Mr. Newman will lapse.

Arnold Gans

In May 2006, the Company entered into an employment agreement with Mr. Gans pursuant to which he serves as Chief Scientific Officer. The agreement provides for an initial base salary of $169,600 per year. In addition, the base salary may be increased annually at the discretion of the Board. Mr. Gans is eligible to receive a bonus in an amount up to 100% of his then-current base salary (payable 50% in cash and 50% in restricted stock or stock options) if the Company achieves certain agreed upon targets. The agreement automatically renews each year unless earlier terminated in accordance with its terms. If Mr. Gans’ employment is terminated by the Company without cause or in connection with a change in control, he will be entitled to receive (i) any amounts earned, accrued or owing under the agreement but not yet paid; (ii) a lump sum severance payment in an aggregate amount equal to the sum of one (1) times his then-current annual base salary; and (iii) a continuation of all benefits for which he is eligible to participate as of the termination date in a fashion which is similar to those which he is receiving immediately prior to the Termination Date for a period of one year after such termination without cause. Additionally, in such circumstances all unvested stock options or restricted stock held by Mr. Gans will become immediately 100% vested, and any restrictions on restricted stock held by Mr. Gans will lapse.

Jeffrey Janco

In January 2003, the Company entered into an employment agreement with Mr. Janco pursuant to which he serves as the Company’s Vice President Operations. The agreement provides for an initial base salary of $78,750 per year. In addition, the base salary may be increased annually, at the discretion of the Board. Mr. Janco is eligible to receive a bonus in an amount up to 50% of his then-current base salary (payable 50% in cash and 50% in restricted stock or stock options) if the Company achieves certain agreed upon targets. If Mr. Janco’s employment is terminated by the Company without cause or in connection with a change in control, he will be entitled to receive (i) any amounts earned, accrued or owing but not yet paid; and (ii) a lump sum severance payment in an aggregate amount equal to the sum of one (1) times his then-current base salary. Additionally, in such circumstances as a change in control, all unvested stock options or restricted stock held by Mr. Janco will become immediately 100% vested, and any restrictions on restricted stock held by Mr. Janco will lapse.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth information on outstanding option and stock awards held by the Named Executive Officers at January 31, 2010, including the number of shares underlying both exercisable and unexercisable portions of each stock option as well as the exercise price and expiration date of each outstanding option.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Francis Newman	12,000	—	—	$0.75	11/04/2012	—	—	—	—
	150,000	—	—	$2.00	03/06/2013	—	—	—	—
	150,000	—	—	$1.90	03/17/2014	—	—	—	—
	150,000	—	—	$2.52	12/08/2014	—	—	—	—
	150,000	—	—	$2.70	12/07/2015	—	—	—	—
	—	—	—	—	—	50,000(1)	$117,000	—	—

Arnold Gans	20,500	—	—	$1.25	01/14/2013	—	—	—	—
	125,000	—	—	$2.00	03/06/2013	—	—	—	—
	125,000	—	—	$1.90	03/17/2014	—	—	—	—
	125,000	—	—	$2.52	12/08/2014	—	—	—	—
	125,000	—	—	$2.70	12/07/2015	—	—	—	—
	—	—	—	—	—	35,000(2)	$81,900	—	—

Jeffrey Janco	75,000	—	—	$1.20	07/08/2013	—	—	—	—
	75,000	—	—	$1.90	03/17/2014	—	—	—	—
	75,000	—	—	$2.52	12/08/2014	—	—	—	—
	75,000	—	—	$2.70	12/07/2015	—	—	—	—
	—	—	—	—	—	35,000(3)	$81,900	—	—

(1)
In Dec 2007, 2008 & 2009, Mr. Newman was granted 25,000, 25,000 & 25,000 shares of restricted stock respectively. As of 1/31/10, 50,000 remained unvested, of which 25,000 will vest in Fiscal 2011; 16,667 will vest in Fiscal 2012 and 8,333 will vest in Fiscal 2013.

(2)
In Dec 2007, 2008 & 2009, Mr. Gans was granted 17,500, 17,500 & 17,500 shares of restricted stock respectively. As of 1/31/10, 35,000 remained unvested, of which 17,500 will vest in Fiscal 2011; 11,667 will vest in Fiscal 2012 and 5,833 will vest in Fiscal 2013.

(3)
In Dec 2007, 2008 & 2009, Mr. Janco was granted 17,500, 17,500 & 17,500 shares of restricted stock respectively. As of 1/31/10, 35,000 remained unvested, of which 17,500 will vest in Fiscal 2011; 11,667 will vest in Fiscal 2012 and 5,833 will vest in Fiscal 2013.

DIRECTOR COMPENSATION

The following table provides information concerning all compensation paid to our directors during the fiscal year ended January 31, 2010.

Name (1)	Fee Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards (2) ($)	Total ($)

Andrew Horowitz	—	—	$25,600	$25,600
Bernard Korman	—	—	$25,600	$25,600
Mark Rosenberg	—	—	$25,600	$25,600

(1)	Mr. Newman is not compensated by the Company in his capacity as a director. The compensation paid to Mr. Newman has been fully reflected in the Summary Compensation Table above.

(2)
Messrs Horowitz, Korman & Rosenberg were each granted 20,000 options during fiscal year 2010 and, including such grant, hold 104,000, 92,000 and 97,000 options, respectively, to acquire common stock of the Company. The value of the grant is determined based on the Black Scholes value at the time of the grant.

Compensation of Directors

Our fiscal year 2010 compensation program for each non-employee director consisted solely of grants of stock options as described below. No cash payments were made to any director in fiscal year 2010 for compensation of their service as a director. Directors of the Company who are not officers or employees receive, as compensation for their services as directors, including the committees on which they serve: (a) a grant, at the time of their election or appointment, of an option to purchase 15,000 shares of our common stock. In addition, the Chairman of each committee annually receives an additional 5,000 options to purchase shares of our common stock. The exercise price of these options is equal to the last reported sale price for our common stock on the trading day preceding the grant of the options. Generally, stock option awards are fully exercisable after one year following the date of grant and expire in ten years. Upon termination of a director from the Board for any reason, a director has the right to exercise the vested portion of an outstanding stock option during the three-month period immediately following the termination date.

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS

        During fiscal year 2010, the Company did not enter into any transaction, and there is not any proposed transaction, in which the Company was or is to be a participant and the amount involved exceeds $120,000, and in which any related person had or will have a direct or indirect material interest.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single copy of the Notice or certain proxy materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are our stockholders will be “householding” the Notice and proxy materials for stockholders who do not participate in electronic delivery of proxy materials, unless contrary instructions are received from the affected stockholders. Once you have received notice from your broker or us that they or we will be householding the Notice or proxy materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of the Notice or proxy materials, or if you share an address with another stockholder and you would prefer to receive a single copy of the Notice or proxy materials instead of multiple copies, please notify the Company’s Secretary at (201) 569-1188, Medical Nutrition USA, Inc., 10 West Forest Avenue, Englewood, New Jersey 07631 or, if your shares are held in a brokerage account, your broker. The Company promptly will deliver to a stockholder who received one copy of the Notice or proxy materials as the result of householding a separate copy of the Notice or proxy materials upon the stockholder’s written or oral request directed to the Company’s Secretary at (201) 569-1188, Medical Nutrition USA, Inc., 10 West Forest Avenue, Englewood, New Jersey 07631. Please note, however, that if you wish to receive a paper proxy card or other proxy materials for purposes of this year’s Annual Meeting, you should follow the instructions provided in the Notice.

PROPOSALS OF STOCKHOLDERS FOR THE 2011 ANNUAL MEETING

Stockholders may present proposals for inclusion in the proxy materials to be distributed in connection with the 2011 Annual Meeting of Stockholders (the “2011 Annual Meeting”). As the rules of the SEC make clear, simply submitting a proposal does not guarantee that it will be included.

In accordance with SEC Rule 14a-8, in order to be properly brought before the 2011 Annual Meeting, a stockholder’s notice of the matter the stockholder wishes to present, or the person or persons the stockholder wishes to nominate as a director, must be delivered to our Secretary at our principal executive offices no later than 120 days before our 2011 Annual Meeting. As a result, any notice given by a stockholder pursuant to these provisions must be received no later than 120 days before our 2011 Annual Meeting, unless our 2011 Annual Meeting date is more than 30 days before or after June 2, 2011 [Assuming 2011 Annual Meeting is scheduled for first Thursday in June 2011].

If our 2011 Annual Meeting date is advanced or delayed by more than 30 days from the date in 2010 coinciding with this year’s meeting date, then proposals must be received a reasonable time before the Company begins to print and send its proxy materials.

To be in proper form, a stockholder’s notice must include the specified information concerning the proposal or nominee as described in the SEC rules. A stockholder who wishes to submit a proposal or nomination is encouraged to seek independent counsel about our bylaws and SEC requirements. We will not consider any proposal or nomination that does not meet the bylaw requirements and the SEC’s requirements for submitting a proposal or nomination.

Notices of intention to present proposals at the 2011 Annual Meeting should be addressed to Medical Nutrition USA, Inc., Secretary 10 West Forest Avenue, Englewood, New Jersey 07631. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

ANNUAL REPORT

We filed our Annual Report with the SEC on April 16, 2010. A copy of the Annual Report is available to stockholders via the Internet by going to the investor relations portion of our website and clicking on “Financial Information” and “SEC Filings.” Stockholders may also obtain copies of the Annual Report and the exhibits thereto, without charge, by writing to Medical Nutrition USA, Inc., Secretary, 10 West Forest Avenue, Englewood, New Jersey 07631.

OTHER MATTERS

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other issues are properly brought before the meeting, we will ask our proxy holders to vote on the matters using their best judgment.

It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. Whether or not you plan to attend the Annual Meeting in person, we urge you to vote on all the matters to be considered at the Annual Meeting. You may vote your shares over the Internet or by a toll-free telephone number. If you received a paper copy of the proxy card by mail, you may sign, date and mail the proxy card in the return envelope provided. If you received the Notice or proxy materials by mail, we strongly encourage you to conserve natural resources and reduce the Company’s printing and processing costs by signing up to receive your stockholder communications via e-mail. With electronic delivery, we will notify you via e-mail as soon as the Annual Report and the Proxy Statement are available on the Internet, and you can submit your vote easily online. Electronic delivery can help reduce the number of bulky documents in your personal files and eliminate duplicate mailings. Your electronic delivery enrollment will be effective until you cancel it. If you have questions about electronic delivery, please call our Secretary at (201) 569-1188.

By Order of the Board of Directors

/s/ F.J. Kimmerling

April 23, 2010 Englewood, New Jersey	Frank J. Kimmerling Vice President Finance, Chief Financial Officer

MEDICAL NUTRITION USA, INC.

2010 ANNUAL MEETING OF SHAREHOLDERS
JUNE 2, 2010

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
MEDICAL NUTRITION USA, INC.

As an alternative to completing this form, you may enter your vote instruction by telephone at 1-800-PROXIES, or via the Internet at WWW.VOTEPROXY.COM and follow the simple instructions. Use the Company Number and Account Number shown on your proxy card.

The undersigned revokes all previous proxies, acknowledges receipt of the Notice of 2010 Annual Meeting of Shareholders and the Proxy Statement and appoints Francis A. Newman and Frank J. Kimmerling, and each of them, the attorneys and proxies of the undersigned, each with full power of substitution, to vote all the shares of common stock of Medical Nutrition USA Inc, Inc. (the “Company”) which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the 2010 Annual Meeting of Shareholders of the Company (the “2010 Annual Meeting”) to be held at the Company’s executive offices, 10 West Forest Avenue, Englewood, New Jersey 07631, at 10:00 a.m. on June 2, 2010, and at any adjournments or postponements thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy will be voted in the manner set forth below:

(Continued and to be signed on the reverse side)

14475

ANNUAL MEETING OF SHAREHOLDERS OF

MEDICAL NUTRITION USA, INC.

June 2, 2010

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card
are available at http://ir.medicalnutritionusa.com/financials.cfm

Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.

i	Please detach along perforated line and mail in the envelope provided.	i

20430000000000000000 8	060210

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
						FOR	AGAINST	ABSTAIN
1.	To elect directors to serve for a term ending at the 2011 Annual Meeting of Shareholders or until his or her successor is duly elected and qualified.			2.	Ratify our Audit Comittee’s selection of Amper, Politziner & Mattia, LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2011.	☐	☐	☐
		NOMINEES:
	☐ FOR ALL NOMINEES	O Francis A. Newman O Andrew Horowitz O Mark Rosenberg O Bernard Korman		3.	To transact any other business as may properly be presented at the Annual Meeting or any adjournment or postponement thereof.
	☐ WITHHOLD AUTHORITY FOR ALL NOMINEES
	☐ FOR ALL EXCEPT ` (See instructions below)			In their discretion, the proxies are authorized to vote upon such other business that properly may come before the 2010 Annual Meeting and any adjournments thereof.

The Company’s Board of Directors recommends a vote FOR the election of the directors listed herein. If no instruction to the contrary is indicated, this Proxy will be voted for the election of the directors listed herein.

Please mark, sign, date and return this card in the enclosed postage-paid envelope today.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
			☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF SHAREHOLDERS OF

MEDICAL NUTRITION USA, INC.

June 2, 2010

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions.  Have your proxy card available when you access the web page, and use the Company Number and Account Number shown on your proxy card.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and  follow the instructions.  Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card.
COMPANY NUMBER
ACCOUNT NUMBER
Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at http://ir.medicalnutritionusa.com/financials.cfm
i	Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.	i

20430000000000000000 8	060210

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
						FOR	AGAINST	ABSTAIN
1.	To elect directors to serve for a term ending at the 2011 Annual Meeting of Shareholders or until his or her successor is duly elected and qualified.			2.	Ratify our Audit Comittee’s selection of Amper, Politziner & Mattia, LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2011.	☐	☐	☐
		NOMINEES:
	☐ FOR ALL NOMINEES	O Francis A. Newman O Andrew Horowitz O Mark Rosenberg O Bernard Korman		3.	To transact any other business as may properly be presented at the Annual Meeting or any adjournment or postponement thereof.
	☐ WITHHOLD AUTHORITY FOR ALL NOMINEES
	☐ FOR ALL EXCEPT ` (See instructions below)			In their discretion, the proxies are authorized to vote upon such other business that properly may come before the 2010 Annual Meeting and any adjournments thereof.

The Company’s Board of Directors recommends a vote FOR the election of the directors listed herein. If no instruction to the contrary is indicated, this Proxy will be voted for the election of the directors listed herein.

Please mark, sign, date and return this card in the enclosed postage-paid envelope today.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
			☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Important Notice of Availability of Proxy Materials for the Shareholder Meeting of

MEDICAL NUTRITION USA, INC.

To Be Held On:

June 2, 2010 at 10:00 a.m.

10 West Forest Avenue, Englewood, New Jersey 07631

COMPANY NUMBER
ACCOUNT NUMBER
CONTROL NUMBER

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 5/18/10.

Please visit http://ir.medicalnutritionusa.com/financials.cfm, where the following materials are available for view:

● Notice of Annual Meeting of stockholders
● Proxy Statement
● Form of Electronic Proxy Card
● Annual Report on Form 10-K

TO REQUEST MATERIAL:	TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers)
E-MAIL: info@amstock.com
WEBSITE: http://www.amstock.com/proxyservices/requestmaterials.asp
TO VOTE:
ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

- OR -
IN PERSON: You may vote your shares in person by attending the Annual Meeting.
- OR -
TELEPHONE: To vote by telephone, please visit http://ir.medicalnutritionusa.com/financials.cfm to view the materials and to obtain the toll free number to call.
- OR -
MAIL: You may request a card by following the instructions above.

1.	To elect directors to serve for a term ending at the 2011 Annual Meeting of Shareholders or until his or her successor is duly elected and qualified.		2.	Ratify our Audit Comittee’s selection of Amper, Politziner & Mattia, LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2011.

	NOMINEES:	Francis A. Newman	3.	To transact any other business as may properly be presented at the Annual Meeting or any adjournment or postponement thereof.
		Andrew Horowitz
		Mark Rosenberg
		Bernard Korman	In their discretion, the proxies are authorized to vote upon such other business that properly may come before the 2010 Annual Meeting and any adjournments thereof.

These items of business are more fully described in the proxy statement. The record date for the Annual Meeting is April 15, 2010. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

Please note that you cannot use this notice to vote by mail.